Exhibit 10.24

FIRST AMENDMENT OF

PIPELINES AND TERMINALS AGREEMENT

This First Amendment to the Pipelines and Terminals Agreement is executed by Holly Energy Partners, L.P. (“HEP”) and Alon USA, L.P. (“Alon”) (collectively, the “Parties”) to be effective as of the 1st day of September, 2008.

WHEREAS, HEP and Alon (collectively, the “Parties”), wish to make certain amendments to the Pipelines and Terminals Agreement executed on February 28, 2005 and amended by the Letter Agreement dated January 25, 2005, and the Second Letter Agreement dated June 29, 2007 (as amended, the “Agreement”);

NOW, THEREFORE, the parties have agreed to certain changes to the terms and provisions of Exhibit C to the Agreement and now wish to amend the Pipelines and Terminals Agreement to evidence same.

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

Section 1 of Exhibit C to the Agreement is hereby amended and restated in-its entirety as follows:

Each of the service fees listed in this Exhibit C will adjust at the beginning of each Contract Year by an amount equal to the percentage change from the previous Contract Year in the average terminal fees charged by Nustar for Abernathy, Texas and Truman Arnold for Caddo Mills, Texas.

Effective September 1, 2008, the fees charged by Nustar Abernathy are $.30 per barrel and the fees charged by Truman Arnold Caddo Mills are $.36 per barrel. The average of these fees is $.33 per barrel and will be used as the base to calculate future changes to the fees in Exhibit C.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement. As amended hereby, the Agreement is ratified in its entirety.

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First Amendment to Pipelines and Terminals Agreement

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of September 1, 2008.

ALON USA, L.P.

By:	ALON USA GP, LLC,
Its General Partner

	By:	/s/ Jeff D. Morris	Date:	August 20, 2008
Jeff D. Morris
President and Chief Executive Officer

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P.,
General Partner

	By:	HOLLY LOGISTIC SERVICES, L.L.C.,
General Partner

	By:	/s/ David G. Blair	Date:	8/21/08
Senior Vice President

First Amendment to Pipelines and Terminals Agreement